Aston Funds

ASTON/Fairpointe Mid Cap Fund (the “Fund”)

(Formerly ASTON/Optimum Mid Cap Fund)

Supplement dated May 5, 2011 to the Prospectus dated March 1, 2011 for the Aston Funds (the “Prospectus”)

IMPORTANT NOTICE

This supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with the Prospectus. Keep it for future reference.

CHANGE IN SUBADVISER AND FUND NAME

Effective as of April 30, 2011 (the “Effective Date”), Fairpointe Capital LLC (“Fairpointe Capital”) has been appointed as the subadviser to the Fund and the Fund has changed its name to ASTON/Fairpointe Mid Cap Fund. There is no change in the Fund’s portfolio management team or its current investment objective, principal investment strategies or management fees.

As of the Effective Date, the following information replaces the information in the Prospectus relating to the Fund’s subadviser:

Management

Fairpointe Capital serves as the subadviser to the Fund. Ms. Thyra E. Zerhusen, founder, Chief Executive Officer and Chief Investment Officer of Fairpointe Capital, Ms. Marie L. Lorden, portfolio manager of Fairpointe Capital, and Ms. Mary L. Pierson, portfolio manager of Fairpointe Capital, serve as the portfolio managers of the Fund. Ms. Zerhusen has served as the Fund’s portfolio manager since May 1999. Ms. Marie L. Lorden and Ms. Pierson have served as co-portfolio managers since March 2009.

Fairpointe Capital LLC

Fairpointe Capital is located at One North Franklin, Suite 3300, Chicago, Illinois 60606. Fairpointe Capital is a newly registered investment adviser and its founder and majority owner is Thyra E. Zerhusen. The firm provides investment advisory services to investment companies, individuals, institutions and managed account programs. Fairpointe Capital is recently organized and has no operating history. However, Ms. Zerhusen has managed the Fund since May 1999.

As of the Effective Date, the following information replaces the information in the Prospectus relating to the Fund’s Average Annual Total Returns:

Average Annual Total Returns

(For the periods ended December 31, 2010)

	Aston/Fairpointe Mid Cap Fund
	1 Year	5 Years	10 Years	Since Inception
Class N Shares (Inception 9/19/94):
Return Before Taxes	23.02%	9.78%	9.96%	12.86%
Return After Taxes on Distributions	22.93%	9.22%	9.53%	11.57%
Return After Taxes on Distributions and Sale of Fund Shares	15.08%	8.41%	8.78%	10.98%
Class I Shares (Inception 7/06/04):
Return Before Taxes	23.32%	10.06%	N/A	9.04%
S&P MidCap 400 Index (Reflects no deduction for taxes, expenses or fees. Index return for Class N Shares is computed from September 30, 1994. Index return for Class I Shares’ inception, computed from June 30, 2004, is 7.84%.)	26.64%	5.73%	7.16%	12.15%

Fairpointe Capital became the subadviser on April 30, 2011. Performance prior to April 30, 2011 reflects the performance of previous subadvisers. However, Ms. Zerhusen has served as a portfolio manager since 1999.

After-tax returns are calculated using the highest historical marginal individual federal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class N shares. After-tax returns for Class I shares will vary.

For more information, please call Aston Funds: 800 992-8151 or visit our Web site at

www.astonfunds.com

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